                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                                 HighMark Funds
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                (Name of Registrant as Specified in its Charter)

                               John M. Loder, Esq.
                                Ropes & Gray LLP
                        One California Street, Suite 2200
                             San Francisco, CA 94111

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies: N/A

(2)      Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)      Proposed maximum aggregate value of transaction: N/A

(5)      Total fee paid: N/A

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)       Amount previously paid: N/A

2)       Form, Schedule or Registration Statement No.: N/A

3)       Filing Party: N/A

4)       Date Filed: N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

                                 HIGHMARK FUNDS

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         [FRONT COVER OF PROXY PACKAGE]

                                 HIGHMARK FUNDS

                             HIGHMARK BALANCED FUND
                            HIGHMARK CORE EQUITY FUND
                         HIGHMARK LARGE CAP GROWTH FUND
                          HIGHMARK LARGE CAP VALUE FUND
                         HIGHMARK SMALL CAP GROWTH FUND
                         HIGHMARK SMALL CAP VALUE FUND
                          HIGHMARK VALUE MOMENTUM FUND
                               HIGHMARK BOND FUND
               HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
                HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND
                  HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND
                 HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND
                     HIGHMARK DIVERSIFIED MONEY MARKET FUND
                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 5, 2004

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of HighMark Funds, will be held at 1:00 p.m. Eastern Time on March 5, 2004 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

         1. To elect six Trustees (five of whom are currently Trustees) to hold office until their successors are duly elected and qualified;

         2. To consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; and

         3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

         Shareholders of record at the close of business on January 12, 2004 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees

                                            John C. Munch
                                            Secretary

February 6, 2004

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

To Shareholders of:

         HighMark Balanced Fund,
         HighMark Core Equity Fund,
         HighMark Large Cap Growth Fund,
         HighMark Large Cap Value Fund,
         HighMark Small Cap Growth Fund,
         HighMark Small Cap Value Fund,
         HighMark Value Momentum Fund,
         HighMark Bond Fund,
         HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund, and
         HighMark U.S. Government Money Market Fund

         A Special Meeting of Shareholders (the "Special Meeting") of HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of HighMark Funds, has been scheduled for March 5, 2004. The purpose of this Special Meeting is to submit to the shareholders for a vote important matters regarding the management of the Funds, including the election of Trustees and the amendment, reclassification or elimination of certain fundamental investment policies of the Funds.

         While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

         Your vote is very important to us. As always, we thank you for your confidence and support.

                                                     Sincerely,

                                                     James Volk

                                                     President
                                                     HighMark Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                           YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

Q.       WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT AN ADDITIONAL TRUSTEE?

A. Until September 2003, when one of HighMark Funds' trustees retired from the Board of Trustees, the Funds operated with six trustees. The Board believes it is in shareholders' best interests to have the breadth and depth of talent represented by six trustees. The proposed new trustee, David Benkert, has experience from which the Funds and their shareholders are expected to benefit. Like the five current trustees, Mr. Benkert is independent with respect to the Funds' investment adviser and distributor.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO CHANGE SOME OF THE INVESTMENT POLICIES OF THE FUNDS?

A. Shareholder approval is required to change a Fund's "fundamental" investment objective and restrictions. The proposed changes will modernize and standardize investment policies and practices among the Funds and will help the Funds' adviser and sub-advisers monitor more efficiently the Funds' compliance with applicable law, SEC regulations and other restrictions on investments.

Q.       WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of January 12, 2004 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.       HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds unanimously recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.       WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                                 HIGHMARK FUNDS

                             HIGHMARK BALANCED FUND
                            HIGHMARK CORE EQUITY FUND
                         HIGHMARK LARGE CAP GROWTH FUND
                          HIGHMARK LARGE CAP VALUE FUND
                         HIGHMARK SMALL CAP GROWTH FUND
                          HIGHMARK SMALL CAP VALUE FUND
                          HIGHMARK VALUE MOMENTUM FUND
                               HIGHMARK BOND FUND
               HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
                HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND
                  HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND
                 HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND
                     HIGHMARK DIVERSIFIED MONEY MARKET FUND
                   HIGHMARK U.S. GOVERNMENT MONEY MARKET FUND

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 5, 2004

                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds (the "Trust") with respect to HighMark Balanced Fund, HighMark Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark 100% U.S. Treasury Money Market Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund and HighMark U.S. Government Money Market Fund (each a "Fund" and collectively the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on March 5, 2004 at the Special Meeting of Shareholders of the Funds at 1:00 p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Investments Global Funds Services ("SEI"), the Trust's administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s).

         The Special Meeting is being called for the following purposes: (1) to elect six Trustees to hold office until their successors are duly elected and qualified, (2) to consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.

                                PROPOSAL                                           FUNDS AFFECTED
                                --------                                           --------------
1.             Election of Trustees                                   All Funds

2.             Amend, reclassify or eliminate certain
               fundamental investment policies regarding:

        A.     Commodities, oil, gas or mineral investments and       Balanced Fund
               real estate                                            Large Cap Growth Fund
                                                                      Large Cap Value Fund
                                                                      Bond Fund
                                                                      100% U.S. Treasury Money Market Fund
                                                                      Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund
                                                                      California Tax-Free Money Market Fund

        B.     Borrowing, lending, issuing senior securities,         All Funds
               pledging, mortgaging or hypothecating assets,
               margin transactions, short sales, joint
               participation in securities trading accounts,
               and underwriting securities

        C.     Diversification                                        Balanced Fund
                                                                      Core Equity Fund
                                                                      Large Cap Growth Fund
                                                                      Large Cap Value Fund
                                                                      Small Cap Value Fund
                                                                      Value Momentum Fund
                                                                      Bond Fund
                                                                      California Intermediate Tax-Free Bond Fund
                                                                      100% U.S. Treasury Money Market Fund
                                                                      Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund
                                                                      California Tax-Free Money Market Fund

        D.     Concentration                                          All Funds

        E.     Investment objective of the Large Cap Value Fund       Large Cap Value Fund

        F.     Investment restrictions of the 100% U.S.               100% U.S. Treasury Money Market Fund
               Treasury Money Market Fund

        G.     Investment restrictions of the U.S. Government         U.S. Government Money Market Fund
               Money Market Fund

        H.     Investing to exercise control                          Balanced Fund
                                                                      Large Cap Growth Fund
                                                                      Large Cap Value Fund
                                                                      Bond Fund
                                                                      100% U.S. Treasury Money Market Fund
                                                                      Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund
                                                                      California Tax-Free Money Market Fund

        I.     Purchasing securities in which certain                 Balanced Fund
               affiliated persons also invest                         Large Cap Growth Fund
                                                                      Large Cap Value Fund
                                                                      Bond Fund
                                                                      100% U.S. Treasury Money Market Fund
                                                                      Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund

        J.     Writing, buying or selling options                     100% U.S. Treasury Money Market Fund
                                                                      Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund
                                                                      California Tax-Free Money Market Fund

        K.     Buying common stocks, voting securities, or            100% U.S. Treasury Money Market Fund
               state, municipal or private activity bonds             Diversified Money Market Fund
                                                                      U.S. Government Money Market Fund

         Only shareholders of record ("Shareholders") at the close of business on January 12, 2004 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for each Fund on the Record Date ("Shares") is listed in the table below:

               FUND                                                        SHARES OUTSTANDING
HighMark Balanced Fund                                                         10,270246.347
HighMark Core Equity Fund                                                     17,800,633.335
HighMark Large Cap Growth Fund                                                26,510,960.443
HighMark Large Cap Value Fund                                                 11,728,033.853
HighMark Small Cap Growth Fund                                                 2,517,861.772
HighMark Small Cap Value Fund                                                  9,640,476.681
HighMark Value Momentum Fund                                                  19,085,973.487
HighMark Bond Fund                                                            50,440,656.877
HighMark California Intermediate Tax-Free Bond Fund                           21,089,315.504
HighMark National Intermediate Tax-Free Bond Fund                              9,919,941.628
HighMark 100% U.S. Treasury Money Market Fund                              1,001,040,444.780
HighMark California Tax-Free Money Market Fund                               499,542,937.110
HighMark Diversified Money Market Fund                                     3,278,848,030.320
HighMark U.S. Government Money Market Fund                                   543,637,598.860

         Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about February 6, 2004.

         The Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2004. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

A COPY OF HIGHMARK FUNDS' ANNUAL REPORT DATED JULY 31, 2003 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-433-6884.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

         The Governance Committee of the Board of Trustees of HighMark Funds has nominated six individuals to serve on the Board. Five of the nominees are current Trustees, including Thomas L. Braje, David A. Goldfarb, Joseph C. Jaeger, Michael L. Noel, and Robert M. Whitler. One of the nominees, David Benkert, has not previously served as a Trustee of HighMark Funds. The Board of Trustees has approved the nominations and is recommending that Shareholders approve the election of the nominees. All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee. If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by HighMark Funds' Board of Trustees. Each of the nominees listed above has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

         The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Currently, the Trust has five Independent Board Members and no Interested Board Members. The new nominee, Mr. Benkert, meets the qualifications to be an Independent Board Member. The Board of Trustees met four times during the last fiscal year.

         STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trust's financial statements and the independent auditor therefor; and (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), Joseph C. Jaeger and Robert M. Whitler. The Audit Committee met two times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Trust shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Michael L. Noel (Chair) and Thomas L. Braje. Mr. Benkert, if elected to the Board of Trustees, is expected to be appointed to serve as a member of the Governance Committee. The Governance Committee (formerly the Nominating Committee) met once during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by Shareholders.

         The following table sets forth certain information concerning each Board member, nominee for Trustee and executive officer of HighMark Funds.

                                                          TERM OF
                                     POSITION(S)        OFFICE AND
                                     HELD WITH          LENGTH OF
  NAME, ADDRESS,                        THE               TIME
 DATE OF BIRTH(1)                     COMPANY            SERVED(2)
 ----------------                     -------            ---------
    INDEPENDENT BOARD MEMBERS

DAVID BENKERT                  Nominee for Trustee          N/A

DOB: 6/6/57

THOMAS L. BRAJE                Trustee                  Since 06/87

DOB: 6/7/43

DAVID A. GOLDFARB              Trustee                  Since 06/87

DOB: 8/2/42

JOSEPH C. JAEGER               Trustee, Chairman of     Since 06/87
                               the Board

DOB: 8/2/35

MICHAEL L. NOEL                Trustee                  Since 12/98

DOB: 4/5/41

                                                                       NUMBER OF
                                                                      PORTFOLIOS IN
                                                                        HIGHMARK
                                                                      FUNDS COMPLEX                     OTHER
                                                                       OVERSEEN BY                  DIRECTORSHIPS
  NAME, ADDRESS,                     PRINCIPAL OCCUPATION(S)              BOARD                     HELD BY BOARD
 DATE OF BIRTH(1)                      DURING PAST 5 YEARS              MEMBER(3)                     MEMBER(4)
 ----------------                      -------------------              ---------                     ---------
    INDEPENDENT BOARD MEMBERS

DAVID BENKERT                 From April 1, 1992 to present,               N/A                           None
                              Principal, Navigant Consulting, Inc.
DOB: 6/6/57                   (Financial Consulting - Healthcare).

THOMAS L. BRAJE               Prior to retirement in October 1996,         14                            None
                              Vice President and Chief Financial
DOB: 6/7/43                   Officer of Bio Rad Laboratories, Inc.

DAVID A. GOLDFARB             Partner, Goldfarb & Simens, Certified        14                            None
                              Public Accountants.
DOB: 8/2/42

JOSEPH C. JAEGER              Prior to retirement in June 1998,            14                            None
                              Senior Vice President and Chief
DOB: 8/2/35                   Financial Officer, Delta Dental Plan
                              of California.

MICHAEL L. NOEL               President, Noel Consulting Company since     14                         Avista Corp.
                              1998.  Senior Advisor, Saber Partners                                     (AVA)
DOB: 4/5/41                   (financial advisory firm) since 2002.
                              Member, Board of Directors, Avista Corp.
                              (utility company), since January 2004.
                              Member, Board of Directors, SCAN Health
                              Plan, since 1997. From April 1997 to
                              December 1998, Member of HighMark Funds
                              Advisory Board.

                                                                TERM OF
                                        POSITION(S)            OFFICE AND
                                        HELD WITH              LENGTH OF
  NAME, ADDRESS,                          THE                    TIME
 DATE OF BIRTH(1)                       COMPANY                SERVED(2)
 ----------------                       -------                ---------
ROBERT M. WHITLER                 Trustee                     Since 12/98

DOB: 9/11/38

    OFFICERS

JAMES VOLK                        President                   Since 11/03

530 East Swedesford Road
Wayne, PA 19807

DOB: 8/28/62

PETER GOLDEN                      Controller and Chief        Since 09/01
                                  Financial Officer

530 East Swedesford Road
Wayne, PA 19087

DOB: 6/27/64

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                      HIGHMARK
                                                                                   FUNDS COMPLEX                    OTHER
                                                                                     OVERSEEN BY                 DIRECTORSHIPS
  NAME, ADDRESS,                      PRINCIPAL OCCUPATION(S)                          BOARD                     HELD BY BOARD
 DATE OF BIRTH(1)                       DURING PAST 5 YEARS                           MEMBER(3)                    MEMBER(4)
 ----------------                       -------------------                          ---------                     ---------
ROBERT M. WHITLER             Prior to retirement in 1996,                              14                           None
                              Executive Vice President and Chief
DOB: 9/11/38                  Trust Officer of Union Bank of
                              California, N.A. From April 1997 to
                              April 2002, Director, Current Income
                              Shares, Inc. (closed-end investment
                              company). From April 1997 to
                              December 1998, Member of HighMark
                              Funds Advisory Board.

    OFFICERS

JAMES VOLK                    Senior Operations Officer, SEI                            N/A                           N/A
                              Investments, Fund Accounting and
                              Administration since 1996. From 1993
530 East Swedesford Road      until 1996, Mr. Volk served as Assistant
Wayne, PA 19807               Chief Accountant for the U.S. Securities
                              and Exchange Commission. Prior to 1996,
DOB: 8/28/62                  he was an Audit Manager for Coopers &
                              Lybrand LLP from 1985 until 1993.

PETER GOLDEN                  Director of Mutual Fund Services,                         N/A                           N/A
                              employee of the Administrator since June
530 East Swedesford Road      2001. From March 2000 to 2001, Vice
Wayne, PA 19087               President of Funds Administration for
                              J.P. Morgan Chase & Co. From 1997 to
DOB: 6/27/64                  2000, Vice President of Pension and
                              Mutual Fund Accounting for Chase
                              Manhattan Bank.

                                                                TERM OF
                                POSITION(S)                    OFFICE AND
                                 HELD WITH                     LENGTH OF
   NAME, ADDRESS,                   THE                          TIME
  DATE OF BIRTH(1)                COMPANY                      SERVED(2)
  ----------------                -------                      ---------
JOHN C. MUNCH                 Vice President and              Since 12/01
                              Secretary

One Freedom Valley Drive
Oaks, PA 19456

DOB: 5/7/71

LYDIA A. GAVALIS              Vice President and              Since 06/98
                              Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 6/5/64

TIMOTHY D. BARTO              Vice President and              Since 03/00
                              Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 03/28/68

CHRISTINE MCCULLOUGH          Vice President and              Since 03/00
                              Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 12/5/60

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                                 HIGHMARK
                                                                               FUNDS COMPLEX                     OTHER
                                                                                OVERSEEN BY                  DIRECTORSHIPS
   NAME, ADDRESS,                      PRINCIPAL OCCUPATION(S)                    BOARD                     HELD BY BOARD
  DATE OF BIRTH(1)                       DURING PAST 5 YEARS                     MEMBER(3)                     MEMBER(4)
  ----------------                       -------------------                     ---------                     ---------
JOHN C. MUNCH                   Vice President and Assistant Secretary of           N/A                           N/A
                                the Administrator and Distributor since
                                November 2001. From 1998-2001, associate

One Freedom Valley Drive        at Howard Rice Nemorovski Canady Falk &
Oaks, PA 19456                  Rabkin. From 1996-1998, associate at
                                Seward & Kissel.
DOB: 5/7/71

LYDIA A. GAVALIS                Vice President and Assistant Secretary              N/A                           N/A
                                of the Administrator since 1998. Vice
One Freedom Valley Drive        President of the Distributor (1998-2003);
Oaks, PA 19456                  Assistant Secretary of the Distributor
                                (1998-Present). Prior to 1998, Assistant
DOB: 6/5/64                     General Counsel and Director of Arbitration,
                                Philadelphia Stock Exchange.

TIMOTHY D. BARTO                Employed by SEI Investments since                   N/A                           N/A
                                October 1999. Vice President and
One Freedom Valley Drive        Assistant Secretary of the Administrator
Oaks, PA 19456                  since December 1999. Vice President of the
                                Distributor (1999-2003); Assistant Secretary
DOB: 03/28/68                   of the Distributor (1999-Present). Associate
                                at Dechert, Price & Rhoads (1997-1999).

CHRISTINE MCCULLOUGH            Vice President and Assistant Secretary              N/A                           N/A
                                of the Administrator since November 1999.
One Freedom Valley Drive        Vice President and Assistant Secretary
Oaks, PA 19456                  of the Distributor (1999-2003). Associate
                                at White and Williams LLP (1991-1999).
DOB: 12/5/60


                                                                         TERM OF
                                             POSITION(S)                OFFICE AND
                                             HELD WITH                   LENGTH OF
  NAME, ADDRESS,                                THE                        TIME
 DATE OF BIRTH(1)                             COMPANY                    SERVED(2)
 ----------------                             -------                    ---------
WILLIAM E. ZITELLI, JR                  Vice President and              Since 09/00
                                        Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 6/14/68

SHERRY KAJDAN VETTERLEIN                Vice President and              Since 03/01
                                        Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 6/22/62

JOHN MUNERA                             Vice President and              Since 09/02
One Freedom Valley Drive                Assistant Secretary
Oaks, PA 19456

DOB: 1/14/63

TERESITA CHING                          Vice President and              Since 09/02
                                        Assistant Secretary
475 Sansome Street
San Francisco, CA 94111

DOB: 2/29/44

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                              HIGHMARK
                                                                                           FUNDS COMPLEX          OTHER
                                                                                            OVERSEEN BY        DIRECTORSHIPS
  NAME, ADDRESS,                                        PRINCIPAL OCCUPATION(S)                 BOARD          HELD BY BOARD
 DATE OF BIRTH(1)                                         DURING PAST 5 YEARS                  MEMBER(3)         MEMBER(4)
 ----------------                                         -------------------                  ---------         ---------
WILLIAM E. ZITELLI, JR                         Vice President and Assistant Secretary            N/A                N/A
                                               of the Administrator since September
One Freedom Valley Drive                       2000. Vice President of the Distributor
Oaks, PA 19456                                 (2000-2003); Assistant Secretary of
                                               the Distributor (2000-Present). From
DOB: 6/14/68                                   1998 to 2000, Vice President, Merrill
                                               Lynch & Co. Asset Management Group.
                                               From 1997 to 1998, Associate, Pepper
                                               Hamilton LLP.

SHERRY KAJDAN VETTERLEIN                       Vice President and Assistant Secretary            N/A                N/A
                                               of the Administrator since January 2001.
One Freedom Valley Drive                       Vice President and Assistant Secretary
Oaks, PA 19456                                 of the Distributor (2001-2003).
                                               Shareholder/Partner, Buchanan Ingersoll
                                               Professional Corporation from 1992 to
                                               2000.
DOB: 6/22/62

JOHN MUNERA                                    AML Compliance Officer of the                     N/A                N/A
                                               Administrator and Distributor since
One Freedom Valley Drive                       2000. Supervising examiner at Federal
Oaks, PA 19456                                 Reserve Bank of Philadelphia from 1998
                                               to 2000.
DOB: 1/14/63

TERESITA CHING                                 Vice President, Chief Compliance Officer          N/A                N/A
                                               and Assistant Secretary of the Adviser
475 Sansome Street                             since December 2002. From June 2000 to
San Francisco, CA 94111                        December 2002, Vice President and Senior
                                               Compliance Officer of the Adviser. From
DOB: 2/29/44                                   March 1999 to February 2000, Senior
                                               Examiner, Federal Reserve Bank, San
                                               Francisco. From December 1997 to December
                                               1998, Vice President and Project Manager,
                                               BancBoston Robertson Stephens.

                                                                      TERM OF
                                         POSITION(S)                 OFFICE AND
                                          HELD WITH                   LENGTH OF
  NAME, ADDRESS,                            THE                         TIME
 DATE OF BIRTH(1)                         COMPANY                     SERVED(2)
 ----------------                         -------                     ---------
MICHELLE SOUTH                       Vice President and              Since 03/03
                                     Assistant Secretary

475 Sansome Street
San Francisco, CA 94111

DOB: 12/5/59

CORI DAGGETT                         Vice President and              Since 12/03
                                     Assistant Secretary
One Freedom Valley Drive
Oaks, PA 19456

DOB: 10/3/61

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                     HIGHMARK
                                                                                  FUNDS COMPLEX           OTHER
                                                                                    OVERSEEN BY       DIRECTORSHIPS
  NAME, ADDRESS,                                PRINCIPAL OCCUPATION(S)                BOARD          HELD BY BOARD
 DATE OF BIRTH(1)                                DURING PAST 5 YEARS                 MEMBER(3)         MEMBER(4)
 ----------------                                -------------------                 ---------         ---------
MICHELLE SOUTH                        Vice President, Bankwide Anti-Money               N/A                N/A
                                      Laundering Coordinator and Bank Secrecy
475 Sansome Street                    Act Officer for Union Bank of California
San Francisco, CA 94111               (UBOC) since 2001. Prior to 2001,
                                      Operations / Compliance for Bank of
DOB: 12/5/59                          America for 24 years, 10 of those
                                      years in Operations / Compliance
                                      Policies and Procedures and 2 of those
                                      years in Liability Risk Management.

CORI DAGGETT                          Vice President and Assistant Secretary            N/A                N/A
                                      of the Administrator and Distributor
One Freedom Valley Drive              since January 2003. Associate, Drinker,
Oaks, PA 19456                        Biddle & Reath from 1998 to 2003.

DOB: 10/3/61

----------------

         (1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

         (2) Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

         The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified in accordance with the Trust's by-laws.

         (3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

         (4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2003.

                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                                EQUITY
                                                                                                    SECURITIES IN ALL REGISTERED
                                                                                                        INVESTMENT COMPANIES
                                                                         DOLLAR RANGE OF EQUITY             OVERSEEN BY
                                                                               SECURITIES          TRUSTEE IN FAMILY OF INVESTMENT
   NAME OF TRUSTEE                                                           IN THE FUNDS                    COMPANIES
David Benkert                                                                  None                             None

Thomas L. Braje               Small Cap Value Fund                          > $100,000*                      > $100,000*
                              California Intermediate Tax-Free Bond Fund    > $100,000*

David A. Goldfarb             Diversified Money Market Fund                 $50,001-$100,000                 > $100,000*
                              Large Cap Growth Fund                         $10,001-$50,000
                              Large Cap Value Fund                          > $100,000*
                              Small Cap Value Fund                          $10,001-$50,000
                              Value Momentum Fund                           $10,001-$50,000
                              Balanced Fund                                 $50,001-$100,000
                              Core Equity Fund                              $10,001-$50,000
                              Small Cap Growth Fund                         $10,001-$50,000

Joseph C. Jaeger              Large Cap Value Fund                          $10,001-$50,000                $10,001-$50,000

Michael L. Noel               Core Equity Fund                              $1 - $10,000                  $50,000-$100,000
                              Large Cap Value Fund                          $10,001-$50,000
                              Small Cap Growth Fund                         $1 - $10,000
                              Small Cap Value Fund                          $10,001-$50,000
                              Value Momentum Fund                           $10,001-$50,000

Robert M. Whitler             Small Cap Value Fund                          $10,001-$50,000                $10,001-$50,000
                              Large Cap Growth Fund                         $1,001-$10,000
                              Value Momentum Fund                           $10,001-$50,000

*        denotes greater than

         As of December 31, 2003, none of the independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, a sister company of the Funds' investment advisor, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2003, the amount outstanding was $46,000. The largest amount outstanding at any time during the two most recently completed calendar years is $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2003, the amount outstanding was $400,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2003, the amount outstanding in the deferred compensation account was $495,000. Mr. Whitler received payments from the deferred compensation account totaling $97,844 and $98,167 for the years ended December 31, 2003 and 2002, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $95,000 for 2004, $70,000 for 2005-2008, $60,000 for 2009 and 2010 and $45,000
for 2011. Within the past five years, Mr. Whitler has owned options to purchase 3,000 shares of common stock of UnionBanCal Corporation ("UnionBanCal"), the purpose of Union Bank for California and HighMark Capital Management, which were exercised on January 4, 1999 for a realized gain of $67,175, and 2,267 shares of common stock of UnionBanCal held in a 401(k) plan, which were sold on November 30, 1999 for a realized gain of $99,748. Mr. Whitler does not currently own UnionBanCal stock or options to purchase such stock and has not held these securities since November 1999.

         The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. During the fiscal year ended July 31, 2003, fees paid to the independent Trustees for their services as Trustees aggregated $169,035. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2003:

                                                            Pension or
                                                            Retirement                                   Total Compensation
                                         Aggregate        Benefits Accrued         Estimated Annual          from Fund
   Name of                              Compensation       as Part of Fund          Benefits Upon         Complex Paid to
   Trustee                              from Group          Expenses                  Retirement              Trustee
   -------                              ----------          --------                  ----------              -------
Thomas L. Braje                           $27,625              None                     None                  $27,625
David A. Goldfarb                         $27,500              None                     None                  $27,500
Joseph C. Jaeger                          $27,625              None                     None                  $27,625
Frederick J. Long                         $29,375              None                     None                  $29,375
Michael L. Noel                           $29,660              None                     None                  $29,660
Robert M. Whitler                         $27,250              None                     None                  $27,250

         The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

          NAME                                    POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
          ----                                    -------------------------------------------------------------
Timothy D. Barto                     SEI Investments Global Fund Services, Vice President and Assistant Secretary
Teresita Ching                       HighMark Capital Management, Vice President, Chief Compliance Officer and Assistant Secretary
James Volk                           SEI Investments Global Fund Services, Senior Operations Officer
Lydia A. Gavalis                     SEI Investments Global Fund Services, Vice President and Assistant Secretary
Peter Golden                         SEI Investments Global Fund Services, Director of Mutual Fund Services
Christine McCullough                 SEI Investments Global Fund Services, Vice President and Assistant Secretary
John C. Munch                        SEI Investments Global Fund Services, Vice President and Assistant Secretary
John Munera                          SEI Investments Global Fund Services, AML Compliance Officer
Michelle South                       Union Bank of California, Vice President, Bankwide Anti-Money Laundering Coordinator and Bank
                                     Secrecy Officer
Sherry Kajdan Vetterlein             SEI Investments Global Fund Services, Vice President and Assistant Secretary
William E. Zitelli, Jr.              SEI Investments Global Fund Services, Vice President and Assistant Secretary
Cori Daggett                         SEI Investments Global Fund Services, Vice President and Assistant Secretary

REQUIRED VOTE

         A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.


                                   PROPOSAL 2

                  AMENDMENT, RECLASSIFICATION OR ELIMINATION OF

                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         Each of the Funds has adopted investment policies that limit the nature and extent of the securities in which the Fund may invest. Under the 1940 Act, certain policies can only be changed by a vote of the shareholders of the affected fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the HighMark Funds' existing fundamental investment policies were adopted in response to legal, regulatory, business, or industry requirements or conditions that in many cases no longer prevail. HighMark Funds' management recommended changes to the Funds' investment policies that are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Funds' adviser and sub-advisers increased flexibility to respond to changes in the regulatory and economic landscape. HighMark Funds' management has indicated that it has no present intention of changing the investment process or portfolio of any Fund if the investment policies are modified as proposed. Rather, the modifications will help minimize the costs and delays that would be associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. These changes are also intended to standardize the policies across Funds, which will help the adviser and sub-advisers more efficiently and more easily monitor the Funds' compliance with applicable SEC regulations and other restrictions on investments.

         At a meeting on December 10, 2003, HighMark Funds' Board of Trustees approved the proposed changes to the Funds' fundamental investment policies and recommends that Shareholders of the affected Funds vote to approve each proposal. In certain cases, the Board is recommending that the language of a fundamental investment restriction or objective be modified. In other cases, the Board is recommending that a policy be reclassified as non-fundamental, or that it be eliminated altogether as unnecessarily restrictive. The Board of Trustees can change a non-fundamental investment policy without shareholder approval. Following is a summary and discussion of the proposed changes. The applicable current fundamental investment policies of the Funds and the proposed changes to them are listed in tabular form in Appendix A to this Proxy Statement.

PROPOSAL 2A

         Amendment and reclassification of restrictions on investment in commodities; oil, gas or mineral exploration leases or development programs; and real estate

         Section 8(b)(1)(F) of the 1940 Act and Item 12(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of commodities and real estate. Currently, several of the Funds have investment policies that restrict their ability to purchase and sell commodities and real estate, but carve out certain exceptions for options and futures contracts and/or securities secured by real estate or interests therein. The Board of Trustees is recommending that these policies be modified to standardize these policies across all Funds and conform the restrictions to the federal statutory and regulatory requirements. As modified, the policies would provide that each Fund may:

         "purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

         In addition, the Board has approved the adoption by each Fund that has not already done so of a non-fundamental investment restriction providing that the Fund may not:

         "purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts."

         Additionally, some of the Funds have fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Funds' policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSAL 2B

         Amendment and reclassification of restrictions on borrowing and lending money, issuing senior securities, pledging, mortgaging or hypothecating assets, margin transactions, short sales, joint participation in securities trading accounts, and underwriting securities

                  a. Issuing Senior Securities/Borrowing

                  Section 8(b)(1)(B) and (C) of the 1940 Act and Item 12(c)(1)(i) and (ii) of Form N-1A require each Fund to set forth a fundamental policy indicating the extent to which the Fund may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, the Funds may not issue senior securities, except the Funds may borrow for any purpose up to 33 1/3% of total assets. Currently, some of the Funds have, as specified in Appendix A, policies more restrictive than the federal requirement limiting the Fund's borrowing authority to 10% of total assets. The Board is recommending that these Funds increase the allowable amounts that can be borrowed to permit borrowings of up to 33 1/3% of total assets. The proposed change would standardize these policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

                  "issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations;" and

                  "lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

                  Additionally, the Board has approved the adoption by each Fund of a non-fundamental policy on borrowing, or the modification of an existing non-fundamental policy as the case may be, to provide that the Fund may not:

                  "borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing."

                  b. Lending

                  Section 8(b)(1)(G) of the 1940 Act and Item 12(c)(1)(vi) of Form N-1A require each Fund to set forth a fundamental policy indicating the extent to which the Fund may make loans. The 1940 Act imposes certain limitations on the ability of investment companies to make loans. The proposed changes would standardize the policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

                  "lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

                  c. Underwriting securities

                  Section 8(b)(1)(D) of the 1940 Act and Item 12(c)(1)(iii) of Form N-1A require each Fund to set forth a fundamental policy regarding underwriting securities. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances a Fund may be deemed to be an underwriter of its own securities. Currently, some of the Funds have fundamental restriction relating to underwriting that prohibit the Fund from acting as an underwriter but are inconsistent in clarifying whether a Fund may sell securities that it owns or sell its own shares in those limited circumstances where such activities might cause the Fund to be deemed to be an underwriter.

                  Accordingly, the Board is proposing that these policies be modified. The proposed change would standardize these policies across all Funds and conform them to the statutory and regulatory requirements, providing that each Fund may:

                  "underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations."

                  d. Pledging, mortgaging or hypothecating assets

                  Some Funds, as specified in Appendix A, have fundamental investment policies limiting or prohibiting the pledging, mortgaging or hypothecating of Fund assets. This restriction was derived from Ohio blue sky regulations, that are no longer in effect, and there is no comparable federal requirement. Accordingly, the Board is recommending that fundamental policies on pledging, mortgaging or hypothecating of securities be eliminated, as they would preclude, among other things, a Fund from entering into futures contracts and options on futures and pledging its assets deposited as margin for those positions. The Board has approved the elimination of similar non-fundamental policies.

                  e. Margin Transactions

                  Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 12(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to
Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

                  Accordingly, the Board is recommending that the Funds' restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by each Fund of a new non-fundamental policy, or the modification of its current non-fundamental policy as the case may be, to provide that each Fund may not:

                  "purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

                  f. Short Sales

                  Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

                  Accordingly, the Board is recommending that the Funds' restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by each Fund of a new non-fundamental policy, or the modification of its current non-fundamental policy as the case may be, to provide that each Fund may not:

                  "sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

                  g. Joint participation in securities trading accounts

                  Some Funds, as specified in Appendix A, have fundamental investment policies prohibiting joint participation in securities trading accounts. The restriction is derived from Section 12(a)(2) of the 1940 Act, which makes it unlawful for an investment company, in contravention of applicable SEC rules or order, to participate on a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. Accordingly, the Board is recommending that this fundamental policy be eliminated.

PROPOSAL 2C

         Amendment of restrictions regarding diversification of investment

         Under Section 5(b)(1) of the 1940 Act, an investment company that is a "diversified company" may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. As indicated in Appendix A, some of the Funds' current fundamental investment policies explicitly specify the allowable percentages. The proposed changes would standardize the policies across all Funds and conform the restriction directly to the statutory requirements, providing that each Fund may:

         "purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time."

PROPOSAL 2D

         Amendment of restrictions on concentration of investment in a particular industry

         Under the 1940 Act, an investment company that concentrates its investments in a particular industry or group of industries is subject to certain limitations. Although "concentration" has not been defined in the statute, the SEC has generally regarded a fund to concentrate its investments in a particular industry or group of industries if the fund invests 25% or more of its net assets in issuers whose principal business is in that industry or industries. The investment policies of certain Funds are intended to avoid concentration, and a number of the Funds currently have fundamental policies that set forth an explicit 25% limitation, with certain specified exceptions, as indicated in Appendix A. The proposed changes would standardize the policies across all Funds and conform the restriction directly to the statutory requirements, providing that each Fund may not:

         "concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments."

PROPOSAL 2E

         Amendment of the fundamental investment objective of the Large Cap Value Fund

         The current investment objective of HighMark Large Cap Value Fund is "to seek total return on investments, with dividend income as an important component of that return. A secondary goal is a low level of price volatility." The Board is recommending that the investment objective be revised to "to seek long-term capital appreciation." This proposal is intended to simplify the Large Cap Value Fund's investment objective, making it more comparable to those of other mutual funds with similar investment strategies. Consistent with the Fund's existing investment policy, the Large Cap Value Fund invests primarily in equity securities of large U.S. companies with market capitalizations within the range of the companies in the S&P 500 Index that the Fund's sub-adviser believes have the potential to provide capital appreciation. The proposed change to the policy will give the Fund greater flexibility to invest in stocks with the highest prospects for long-term growth, without regard to dividend income and price volatility.

PROPOSAL 2F

         Reclassification of restrictions on investments of the 100% U.S. Treasury Money Market Fund

         The 100% U.S. Treasury Money Market Fund currently has a fundamental investment restriction that provides that the Fund may not:

         "purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury."

Under the 1940 Act, this policy is not required to be fundamental, and the Board is proposing that it be reclassified as non-fundamental. This recommendation is not intended to reflect any current or contemplated change in the investment strategy of the Fund, but is rather intended to provide for greater flexibility for the Fund to respond to possible future investment opportunities. Under current SEC rules, shareholders would have to receive at least 60 days' prior written notice of any change in the new non-fundamental policy.

PROPOSAL 2G

         Reclassification of restrictions on investments of the U.S. Government Money Market Fund

         The U.S. Government Money Market Fund currently has a fundamental investment policy that provides that the Fund may not:

         "purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements."

Under the 1940 Act, this policy is not required to be fundamental, and the Board recommends that it be reclassified as non-fundamental. In addition, the Board is recommending that the restriction be modified to state that:

         "under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, or its agencies and instrumentalities."

Under current SEC rules, shareholders would have to receive at least 60 days' prior written notice of any change in the new non-fundamental policy.

PROPOSAL 2H

         Elimination of restrictions on investing for purposes of exercising control or management

         As specified in Appendix A, several Funds have fundamental investment policies providing that the Fund may not invest in companies for the purpose of "exercising control or management." Guide 16 to former Form N-1A required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control, as defined in Section 2(a)(9) of the 1940 Act. There is no requirement, however, that a fund have an affirmative policy on this subject if it does not intend to make investments for the purposes of exercising control, or that any policy that it does have be categorized as fundamental. The Board is recommending that this fundamental investment policy be eliminated, and it has approved the elimination of similar non-fundamental investment policies.

PROPOSAL 2I

         Elimination of restrictions on purchasing securities in which certain affiliated persons also invest

         As specified in Appendix A, several Funds have fundamental investment policies providing that the Fund may not:

         "purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities."

This limitation was derived from Ohio blue sky laws and regulations that are no longer in effect and was apparently intended to limit conflicts of interest and affiliated transactions. The Board believes this policy is unnecessary and unduly burdensome, because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act and the conflict of interest provisions of the applicable Codes of Ethics. The Board is recommending that this fundamental policy be eliminated, and it has approved the elimination of similar non-fundamental investment policies.

PROPOSAL 2J

         Elimination of restrictions on writing, buying or selling options

         The Money Market Funds currently have fundamental investment policies that restrict the ability of the Funds to write or sell puts, calls, straddles, spreads, or combinations thereof, or to acquire puts. The 1940 Act does not require a Fund to adopt a fundamental investment policy regarding writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities. The Board is recommending that these policies be eliminated.

PROPOSAL 2K

         Elimination of restrictions on buying certain stocks and bonds

         The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund each currently have a fundamental policy prohibiting them from buying "common stocks or voting securities, or state, municipal or private activity bonds." This fundamental policy is not required, and, accordingly, the Board is recommending its elimination.

REQUIRED VOTE

         To be effective with respect to any Fund, each of Proposals 2A through 2K must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, and
(b) more than 50% of the outstanding Shares of the Fund.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

INVESTMENT ADVISER

         The Funds' investment adviser is HighMark Capital Management, Inc. ("HCM"), which has its principal business offices at 475 Sansome Street, San Francisco, CA 94111. HCM is a wholly-owned subsidiary of UnionBanCal Corporation, which has its principal business offices at 400 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd., a subsidiary of Mitsubishi Tokyo Financial Group. The Bank of Tokyo-Mitsubishi, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi Tokyo Financial Group has its principal business offices at 26F Marunouchi Bldg, 4-1, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-6326, Japan.

ADMINISTRATOR

         SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator.

DISTRIBUTOR

         SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

         HighMark Funds has retained Deloitte and Touche LLP ("D&T") as its independent public accountants for the fiscal year ending July 31, 2004. Representatives of D&T are not expected to be at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of D&T shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

         AUDIT FEES. The aggregate fees billed by D&T for professional services rendered in connection with the audit of the Trust's annual financial statements for the fiscal year ended July 31, 2003 were approximately $270,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended July 31, 2003, D&T received no fees for financial information systems design and implementation on behalf of the Trust, nor for the fiscal year ended December 31, 2002 on behalf of HCM or its affiliates.

         ALL OTHER FEES. The aggregate fees billed by D&T for all other non-audit services rendered on behalf of the Funds for the fiscal year ended July 31, 2003, which consisted of three independent security counts performed in fulfillment of the requirements of Section 17(f)(2) of the 1940 Act, were approximately $19,800. For the fiscal ended December 31, 2002, the aggregate fees billed by D&T to HCM and its affiliates were approximately $1,644,000 for audit services and $1,819,000 for non-audit services, including tax consulting. The Trust's Audit Committee has considered the non-audit services provided to the Trust and HCM and its affiliates as described above and has determined that these services are compatible with maintaining D&T's independence.

SHARE OWNERSHIP INFORMATION

         As of January 12, 2004, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of January 12, 2004, SelectBenefit UBOC 401(k) Plan beneficially owned 27.76% of the outstanding voting securities of the HighMark Balanced Fund.

         As of January 12, 2004, HighMark Funds believes that Union Bank of California was the shareholder of record of 100.00% of the Fiduciary Shares of the Core Equity Fund, 99.82% of the Fiduciary Shares of the Large Cap Growth Fund, 99.47% of the Fiduciary Shares of the Large Cap Value Fund, 99.97% of the Fiduciary Shares of the Balanced Fund, 99.80% of the Fiduciary Shares of the Bond Fund, 83.72% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 99.41% of the Fiduciary Shares of the Value Momentum Fund, 100.00% of the Fiduciary Shares of the Small Cap Growth Fund, 94.01% of the Fiduciary Shares of the Small Cap Value Fund, 100.00% of the Fiduciary Shares of the U. S. Government Money Market Fund, 99.99% of the Fiduciary Shares of the Diversified Money Market Fund, 100.00% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and 99.99% of the Fiduciary Shares of the California Tax-Free Money Market Fund.

         As of January 12, 2004, HighMark Funds believes that Union Bank of California had investment authority with respect to 99.50% of the Core Equity Fund Fiduciary Shares, 62.29% of the Large Cap Growth Fund Fiduciary Shares, 46.27% of the Large Cap Value Fund Fiduciary Shares, 4.43% of the Balanced Fund Fiduciary Shares, 66.71% of the Bond Fund Fiduciary Shares, 82.53% of the California Intermediate Tax-Free Bond Fund Fiduciary Shares, 98.08% of the National Intermediate Tax-Free Bond Fund Fiduciary Shares, 40.84% of the Value Momentum Fund Fiduciary Shares, 100.00% of the Small Cap Growth Fund Fiduciary Shares, 83.08%of the Small Cap Value Fund Fiduciary Shares, 4,23% of the U.S. Government Money Market Fund Fiduciary Shares,18.97% of the Diversified Money Market Fund Fiduciary Shares, 6.14% of the 100% U.S. Treasury Money Market Fund Fiduciary Shares, and 38.19% of the California Tax-Free Money Market Fund Fiduciary Shares.

         The table below indicates each additional person known by HighMark Funds to own beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of January 12, 2004.

                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
Balanced Fund -- Fiduciary Shares    Select Benefit of UBOC 401(k) Plan             2,851,180.059         30.64%
                                     Union Bank of California                     Voting Authority
                                     Attn: Elaine Macey
                                     400 California Street, 10th Floor
                                     San Francisco, CA 94104


                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
                                     SelectBenefit Spears 401(K) P/S                633,609.736            6.81%
                                     Spears Manufacturing Company                 Voting Authority
                                     15853 Olden Street
                                     Sylmar, CA 91342-1249
                                     Attn: Ms. Evelyn Rogers

                                     SelectBenefit So Cal Pipe Trades DC            488,747.677            5.25%
                                     So. California Pipe Trades                   Voting Authority
                                     501 Shatto Place, 5th Floor
                                     Los Angeles, CA 90020-1713

Balanced Fund - Class A              NFSC FEBO # 0BP-065668                          64,338.084           11.00%
                                     TY YEH Investments LP
                                     A Partnership
                                     2048 Studebaker Road
                                     Long Beach, CA 90815-3539

Balanced Fund - Class C              Suzanne M Markowsky &                            5,881.962            6.74%
                                     David G Azoff TTEES
                                     Azoff Family Trust U/A DTD 5/25/95
                                     12845 Bond St
                                     Overland Park, KS 66213-3561

                                     NFSC FEBO # 0L5-622257                           5,881.962           28.72%
                                     Union Bank of California Cust
                                     IRA of Joe K Shintaku
                                     Rollover
                                     1349 3rd Ave
                                     San Francisco, CA 94122-2718

Core Equity Fund - Class A           NFSC FEBO # PC1-115495                          96,056.641           18.93%
                                     Barbara and Andrew Leigh Family
                                     Andrew M Leigh
                                     U/A 11/08/94
                                     15961 Royal Oak Road
                                     Encino, CA 91436-3911

Core Equity Fund - Class C           May F Smith TTEE                                 1,099.123            5.51%
                                     FBO May F Smith Living Trust
                                     UDT DTD 9-10-99
                                     1733 Highland Oaks Dr
                                     Arcadia, CA 91006-1736

                                     Guarantee & Trust Co TTEE                        1,617.223            8.10%
                                     FBO Robert A Nelsen IRA
                                     Trust Dated 4-17-91
                                     791 Springfield Ave
                                     Ventura, CA 93004-2101

                                     Marilyn Paller TTEE                              7,556.468           37.87%
                                     FBO Marilyn & Leonard Paller
                                     B Q-TIP TR UDT DTD 6-23-89
                                     17340 Clark St
                                     Encino, CA 91316-2510

                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
                                     Guarantee & Trust Co., TTEE                      3,337.761           16.73%
                                     FBO Bruce R. Feirfeil
                                     IRA/Rollover
                                     Trust Dated 10-21-97
                                     16909 Liggett St.
                                     North Hills, CA 91343-2719

                                     Vincent Joseph Curits TTEE                       1,387.643            6.95%
                                     FBO Eleanor Curtis Trust
                                     UA DTD 11/26/2002
                                     6578 Bayberry St
                                     Oak Park, CA 91377-1207

                                     Guarantee & Trust Co TTEE                        4,121.710           20.66%
                                     FBO Marjory Alfe Spoehr
                                     IRA R/O Frozen TR DTD 05/21/1984
                                     P o Box 9777
                                     Rancho Santa Fe, CA 92067-4777

Large Cap Growth Fund -- Fiduciary   NUMMI Hourly Retirement Plan                 2,054,934.696            9.39%
Shares                               New United Motor Manufacturing, Inc.       Voting and Investment
                                     Attn: Jim Potts                                  Authority
                                     45500 Fremont Blvd.
                                     Fremont, CA 94538-6368

Large Cap Growth Fund - Class C      NFSC FEBO # 0BP-118133                          23,328.149           11.36%
                                     Daniel Huntsman
                                     Mary E Huntsman
                                     **Collateral**
                                     35 Berkeley Avenue
                                     San Anselmo, CA 94960-1405

                                     NFSC FEBO # 0L5-628727                          26,247.770           12.78%
                                     Union Bank of California Cust
                                     IRA of David Miller
                                     Rollover
                                     1408 Hawthorne Ter
                                     Berkeley, CA 94708-1804

Large Cap Value Fund -- Fiduciary    SelectBenefit Komatsu Savings Plan           1,293,174.092           15.93%
Shares                               Komatsu America Corporation                  Voting Authority
                                     Attn: Robert Lyter
                                     440 N. Fairway Dr.
                                     Vernon Hills, IL 60061-1836

                                     SelectBenefit Marubeni UBOC Directed           667,705.132            8.23%
                                     Marubeni America Corporation                    Voting and
                                     Attn: Dawn Rotondo                              Investment
                                     450 Lexington Avenue                            Authority
                                     New York, NY 10017-3900


                                     Mathilda Swall TW                              499,160.412            6.15%
                                     c/o Union Bank of California                    Voting and
                                     Attn: Sue Boone                                 Investment
                                     700 L Street                                    Authority
                                     Sacramento, CA 95814

                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
Large Cap Value Fund - Class C       Guarantee & Trust Co., TTEE                      4,273.034           5.02%
                                     FBO Julius Altman
                                     IRA TR DTD 11-14-02
                                     1410 S. Euclid Avenue
                                     San Gabriel, CA 91776-3338

                                     First Clearing, LLC                             11,370.306          13.36%
                                     A/C 1502-3012
                                     Leon H Berger &
                                     Jeannette W Berger TR
                                     148 Woods St
                                     Monroe, WA 98272-2328

                                     First Clearing, LLC                              5,192.058           6.10%
                                     A/C 3754-0484
                                     Wendell Green &
                                     Judith A Green JTWROS
                                     2170 Elmer Avenue
                                     Yuba City, CA 95993-1416

                                     First Clearing, LLC                             15,571.028          18.29%
                                     A/C 2095-8045
                                     Brian M Cleary MD
                                     6209 Cordoba Ct
                                     Long Beach, CA 90803-6333

Small Cap Growth Fund - Class A      Jacob Brouwer &                                 86,044.569          20.41%
                                     Jeanette Brouwer, TTEES
                                     UDT DTD 5-11-77 FBO
                                     The Brouwer Family Trust
                                     1508 W. Mission Road
                                     Escondido, CA 92029-1105

Small Cap Value Fund -- Fiduciary    NUMMI Hourly Retirement Plan                   498,839.834           7.97%
Shares                               New United Motor Manufacturing, Inc.       Voting and Investment
                                     Attn: Jim Potts                                  Authority
                                     45500 Fremont Blvd.
                                     Fremont, CA 94538-6326

Value Momentum Fund -- Fiduciary     Select Benefit UBOC 401(k) Plan              4,563,362.157          26.47%
Shares                               Union Bank of California                     Voting Authority
                                     Attn: Elaine Macey
                                     400 California Street, 10th Floor
                                     San Francisco, CA 94104

Value Momentum Fund - Class C        NFSC FEBO # 0BP-039233                           2,480.048           5.85%
                                     Jacob M Zeidman
                                     Paula Zeidman
                                     1587 Spyglass Drive
                                     Upland, CA 91786-2417

                                     NFSC FEBO # PC 1-017000                          2,880.876           6.79%
                                     Mitsuo Mikai
                                     Misao Mikai
                                     7450 S Eastern Ave #1018
                                     Las Vegas, NV 89123-1558

                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
Bond Fund -- Fiduciary Shares        Select Benefit UBOC 401(k) Plan               2,507,649.161          5.63%
                                     Union Bank of California                     Voting Authority
                                     Attn: Elaine Macey
                                     400 California Street, 10th Floor
                                     San Francisco, CA 94104

California Intermediate Tax-Free     Harry R & Edythe L Silverglide TTEE             686,621.179          9.06%
Bond Fund - Class A                  Harry & Edythe Silverglide
                                     Living Trust U/A/D 3/6/00
                                     C/O Mike Destro
                                     16615 Lark Ave Ste 200
                                     Los Gatos, CA 95032-7645

National Intermediate Tax-Free       RBC Dain Rauscher FBO                            18,361.414          7.20%
Bond Fund - Class A                  Andrew H Greenhill
                                     Ann H Greehill Co-TTEES
                                     Andrew H & Ann H Greenhill Rev
                                     5442 Hobart St
                                     Pittsburgh, PA 15217-1965

                                     Dain Rauscher Inc FBO                            17,115.077          6.71%
                                     James D Goble Mrs Laura S
                                     Goble Co-TTEES James D &
                                     Laura S Goble Rev Intervivos
                                     Liv Tr UA DTD 10/27/97
                                     747 Mariner Loop

                                     NFSC FEBO # JW 1-001619                          16,638.935          6.53%
                                     The Yandell Family Trust
                                     Charles F Yandell
                                     U/A 05/08/1998
                                     9689 East Topaz Dr
                                     Scottsdale, AZ 85258-4741

                                     First Clearing Corporation                       21,224.214          8.32%
                                     A/C 2156-0924
                                     Neil Weinreb &
                                     Virginia Rubin
                                     20 Dover Way
                                     Lake Oswego, OR 97034-7336

California Tax-Free Money Market     Global Crossing Employee Escrow              24,841,286.360         10.88%
Fund -- Fiduciary Shares             c/o Pacific Capital Group                    Voting Authority
                                     360 North Crescent Drive
                                     Beverly Hills, CA 90210-6820
                                     Attn: Gregg Ritchie

                                     Wendy Jordan Trust TA/R                      13,023,645.410          5.70%
                                     65 Woodland Way                            Voting and Investment
                                     Piedmont, CA 94611-3837                          Authority
                                     Attn: Wendy Jordan


                                                                                AMOUNT AND NATURE OF    PERCENT OF
     FUND AND CLASS OF SHARES        NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP      CLASS
Diversified Money Market Fund --     Sandisk Corp. CU                             125,136,945.290          7.05%
Fiduciary Shares                     Sandisk Corporation                        Voting and Investment
                                     140 Caspian Ct.                                  Authority
                                     Sunnyvale, CA 94089-1000

U.S. Government Money Market Fund    City of Elk Grove CU                          27,856,835.810          6.21%
-- Fiduciary Shares                  City of Elk Grove                          Voting and Investment
                                     Attn: Les D. Tyler                                Authority
                                     8400 Laguna Palms Way
                                     Elk Grove, CA 95758-8045

                                     CLO/Gen RE                                    23,397,175.410          5.21%
                                     Conservation & Liquidation Office          Voting and Investment
                                     P.O. Box 26894                                  Authority
                                     San Francisco, CA 94126-0894
                                     Attn: Debbie Borough

100% U.S. Treasury Money Market      Bay Area Toll Auth Admin CU                   39,269,898.010          7.97%
Fund - Fiduciary Shares              Bay Area Toll Authority                    Voting and Investment
                                     Attn: Dean Hunter - Managing Acctg               Authority
                                     101 Eighth Street 3rd Floor
                                     Oakland, CA 94607-4707

                                     Bay Area Toll Auth Admin CU                   29,056,548.900          5.90%
                                     Bay Area Toll Authority                    Voting and Investment
                                     Attn: Dean Hunter - Managing Acctg               Authority
                                     101 Eighth Street 3rd Floor
                                     Oakland, CA 94607-4707

US Government Money Market Fund -    NFSC FEBO # PC 1-115525                          160,044.150          7.36%
Class B                              Rebecca Gold                                  Voting Authority
                                     1912 Jasmine St
                                     El Cajon, CA 92021-3663

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

February 6, 2004

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                                                      APPENDIX A

                               PROPOSED CHANGES TO
                         FUNDAMENTAL INVESTMENT POLICIES


                              FUND ABBREVIATION KEY

BF        Balanced Fund                   Bond        Bond Fund
CEF       Core Equity Fund                CITBF       California Intermediate Tax-Free Bond Fund
LCGF      Large Cap Growth Fund           NITBF       National Intermediate Tax-Free Bond Fund
LCVF      Large Cap Value Fund            USTMMF      100% U.S. Treasury Money Market Fund
SCGF      Small Cap Growth Fund           CTMMF       California Tax-Free Money Market Fund
SCVF      Small Cap Value Fund            DMMF        Diversified Money Market Fund
VMF       Value Momentum Fund             USGMMF      U.S. Government Money Market Fund

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
2A.  AMENDMENT AND        BF         THE FUND MAY NOT: purchase or sell commodities,              Fundamental Policy:
RECLASSIFICATION OF       LCGF       commodity contracts (excluding, with respect to the
RESTRICTIONS ON           LCVF       Large Cap Growth Fund, the Large Cap Value Fund, the         THE FUND MAY:  purchase or sell
INVESTMENT IN             Bond       Balanced Fund, and the Bond Fund, options and financial      commodities, commodities
COMMODITIES; OIL, GAS     USTMMF     and currency futures contracts), oil, gas or mineral         contracts, futures contracts, or
OR MINERAL EXPLORATION    DMMF       exploration leases or development programs, or real          real estate to the extent
LEASES OR DEVELOPMENT     USGMMF     estate (although investments by the Large Cap Growth         permitted by the Investment
PROGRAMS; AND REAL                   Fund, the Large Cap Value Fund, the Balanced Fund, the       Company Act of 1940, or the rules
ESTATE                               Bond Fund, and the Diversified Money Market Fund in          or regulations thereunder, as
                                     marketable securities of companies engaged in such           such statute, rules or
                                     activities and investments by the Large Cap Growth Fund,     regulations may be amended from
                                     the Large Cap Value Fund, the Balanced Fund, and the         time to time, or by regulatory
                                     Bond Fund in securities secured by real estate or            guidance or interpretations of
                                     interests therein, are not hereby precluded to the           such Act, rules or regulations.
                                     extent the investment is appropriate to such Fund's
                                     investment objective and policies).                          Non-Fundamental Policy:

                          CTMMF      THE FUND MAY NOT: purchase or sell commodities or            THE FUND MAY NOT: purchase or
                                     commodity contracts, or invest in oil, gas or mineral        sell real estate, real estate
                                     exploration leases or development programs; provided,        limited partnership interests,
                                     however, the Fund may, to the extent appropriate to the      and commodities or commodities
                                     Fund's investment objective, purchase publicly traded        contracts (except that the Fund
                                     obligations of companies engaging in whole or in part in     may invest in futures contracts
                                     such activities.                                             and options on futures
                                                                                                  contracts, as disclosed in the
                                     THE FUND MAY NOT: purchase or sell real estate;              prospectuses).  However, subject
                                     provided, however, that the Fund may, to the extent          to its permitted investments, the
                                     appropriate to its investment objective, purchase            Fund may invest in companies
                                     Municipal Securities secured by real estate or interests     which invest in real estate,
                                     therein or securities issued by companies investing in       securities or loans secured by
                                     real estate or interests therein.                            interests in real estate,
                                                                                                  commodities or commodities
                                                                                                  contracts.

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
2B.  AMENDMENT AND        BF         THE FUND MAY NOT: borrow money or issue senior               Fundamental Policies:
RECLASSIFICATION OF       LCGF       securities, except that a Fund may borrow from banks or
RESTRICTIONS ON           LCVF       enter into reverse repurchase agreements for temporary       THE FUND MAY:
BORROWING AND LENDING     Bond       emergency purposes in amounts up to 10% of the value of
MONEY, ISSUING SENIOR     USTMMF     its total assets at the time of such borrowing; or           issue senior securities to the
SECURITIES, PLEDGING,     DMMF       mortgage, pledge, or hypothecate any assets, except in       extent permitted by the
MORTGAGING OR             USGMMF     connection with permissible borrowings and in amounts        Investment Company Act of 1940,
HYPOTHECATING ASSETS,                not in excess of the lesser of the dollar amounts            or the rules or regulations
MARGIN TRANSACTIONS,                 borrowed or 10% of the value of the Fund's total assets      thereunder, as such statute,
SHORT SALES, JOINT                   at the time of its borrowing.  A Fund will not invest in     rules or regulations may be
PARTICIPATION IN                     additional securities until all its borrowings               amended from time to time, or by
SECURITIES TRADING                   (including reverse repurchase agreements) have been          regulatory guidance or
ACCOUNTS, AND                        repaid.  For purposes of this restriction, the deposit       interpretations of such Act,
UNDERWRITING SECURITIES              of securities and other collateral arrangements with         rules or regulations;
                                     respect to options and financial and currency futures
                                     contracts, and payments of initial and variation margin      lend or borrow money to the
                                     in connection therewith, are not considered a pledge of      extent permitted by the
                                     a Fund's assets.                                             Investment Company Act of 1940,
                                                                                                  or the rules or regulations
                                     THE FUND MAY NOT: purchase securities on margin (except      thereunder, as such statute,
                                     that, with respect to the Large Cap Growth Fund, the         rules or regulations may be
                                     Large Cap Value Fund, the Balanced Fund and the Bond         amended from time to time, or by
                                     Fund only, such Funds may make margin payments in            regulatory guidance or
                                     connection with transactions in options and financial        interpretations of such Act,
                                     and currency futures contracts), sell securities short,      rules or regulations; and
                                     participate on a joint or joint and several basis in any
                                     securities trading account, or underwrite the securities     underwrite securities to the
                                     of other issuers, except to the extent that a Fund may       extent permitted by the
                                     be deemed to be an underwriter under certain securities      Investment Company Act of 1940,
                                     laws in the disposition of "restricted securities"           or the rules or regulations
                                     acquired in accordance with the investment objectives        thereunder, as such statute,
                                     and policies of such Fund.                                   rules or regulations may be
                                                                                                  amended from time to time, or by
                          BF         THE FUND MAY NOT: make loans, except that a Fund may         regulatory guidance or
                          CEF        purchase or hold debt instruments, lend portfolio            interpretations of such Act,
                          LCGF       securities, and enter into repurchase agreements in          rules or regulations.
                          LCVF       accordance with its investment objective and policies.
                          SCVF                                                                    Non-Fundamental Policies:
                          Bond

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
                          CEF        THE FUND MAY:                                                THE FUND MAY NOT:
                          SCGF
                          SCVF       issue senior securities to the extent permitted by the       borrow money or issue senior
                          VMF        Investment Company Act of 1940, or the rules or              securities, except that the Fund
                          CITBF      regulations thereunder, as such statute, rules or            may obtain such short-term
                          NITBF      regulations may be amended from time to time;                credits as are necessary for the
                                                                                                  clearance of portfolio
                                     lend or borrow money to the extent permitted by the          transactions and the Fund may
                                     Investment Company Act of 1940, or the rules or              enter into reverse repurchase
                                     regulations thereunder, as such statute, rules or            agreements for temporary
                                     regulations may be amended from time to time; and            emergency purposes in amounts up
                                                                                                  to 33 1/3% of the value of its
                                     underwrite securities to the extent permitted by the         total assets at the time of such
                                     Investment Company Act of 1940, or the rules or              borrowing;
                                     regulations thereunder, as such statute, rules or
                                     regulations may be amended from time to time.                purchase securities on margin,
                                                                                                  except that the Fund may obtain
                          CITBF      THE FUND MAY NOT: make loans, except that the Fund may       such short-term credits as are
                                     (a) purchase or hold debt instruments in accordance with     necessary for the clearance of
                                     its investment objective and policies; (b) enter into        portfolio transactions, and the
                                     repurchase agreements; and (c) lend securities.              Fund may make margin payments in
                                                                                                  connection with futures
                                                                                                  contracts, options, forward
                                                                                                  contracts, swaps, caps, floors,
                                                                                                  collars and other financial
                                                                                                  instruments; and

                                                                                                  sell securities short (unless it
                                                                                                  owns or has the right to obtain
                                                                                                  securities equivalent in kind and
                                                                                                  amount to the securities sold
                                                                                                  short), however, this policy does
                                                                                                  not prevent the Fund from
                                                                                                  entering into short positions in
                                                                                                  foreign currency, futures
                                                                                                  contracts, options, forward
                                                                                                  contracts, swaps, caps, floors,
                                                                                                  collars and other financial
                                                                                                  instruments and the Fund may
                                                                                                  obtain such short-term credits as
                                                                                                  are necessary for the clearance
                                                                                                  of portfolio transactions.

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
                          USTMMF     THE FUND MAY NOT: make loans, except that a Fund may
                          DMMF       purchase or hold debt instruments, lend portfolio
                          USGMMF     securities, and enter into repurchase agreements as
                                     permitted by its individual investment objective and
                                     policies.

                          CTMMF      THE FUND MAY NOT:

                                     make loans; except that the Fund may purchase or hold
                                     debt instruments, lend portfolio securities and enter
                                     into repurchase agreements as permitted by its
                                     investment objective and policies;

                                     borrow money or issue senior securities, except that the
                                     Fund may borrow from banks or enter into reverse
                                     repurchase agreements for temporary emergency purposes
                                     in amounts up to 10% of the value of its total assets at
                                     the time of such borrowing; or mortgage, pledge, or
                                     hypothecate any assets, except in connection with
                                     permissible borrowings and in amounts not in excess of
                                     the lesser of the dollar amounts borrowed or 10% of the
                                     value of the Fund's total assets at the time of its
                                     borrowing.  The Fund will not invest in additional
                                     securities until all its borrowings (including reverse
                                     repurchase agreements) have been repaid;

                                     underwrite the securities of other issuers; and

                                     purchase securities on margin, make short sales of
                                     securities or maintain a short position.

                          CEF        THE FUND MAY:  may pledge, mortgage or hypothecate any
                          SCGF       of its assets to the extent permitted by the Investment
                          SCVF       Company Act of 1940, or the rules or regulations
                          VMF        thereunder, as such statute, rules or regulations may be
                          CITBF      amended from time to time.
                          NITBF

2C.  AMENDMENT OF         USTMMF     THE FUND MAY NOT: purchase securities of any one issuer,     THE FUND MAY: purchase securities
RESTRICTIONS REGARDING    DMMF       other than obligations issued or guaranteed by the U.S.      of any issuer only when
DIVERSIFICATION OF        USGMMF     Government, its agencies, or instrumentalities, if,          consistent with the maintenance
INVESTMENT                           immediately after the purchase, more than 5% of the          of its status as a diversified
                                     value of the Fund's total assets would be invested in        company under the Investment
                                     such issuer (except that up to 25% of the value of the       Company Act of 1940, or the rules
                                     Fund's total assets may be invested without regard to        or regulations thereunder, as
                                     the 5% limitation).                                          such statute, rules or
                                                                                                  regulations may be amended from
                                                                                                  time to time.

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
                          BF         THE FUND MAY NOT: purchase securities of any one issuer,
                          CEF        other than obligations issued or guaranteed by the U.S.
                          LCGF       Government, its agencies, or instrumentalities, if,
                          LCVF       immediately after the purchase, more than 5% of the
                          SCVF       value of such Fund's total assets would be invested in
                          Bond       the issuer or the Fund would hold more than 10% of any
                                     class of securities of the issuer or more than 10% of
                                     the issuer's outstanding voting securities (except that
                                     up to 25% of the value of the Fund's total assets may be
                                     invested without regard to these limitations).

                          CITBF      THE FUND MAY NOT: purchase securities of any issuer
                                     (except securities issued or guaranteed by the U.S.
                                     Government or its agencies and instrumentalities and
                                     repurchase agreements involving such securities) if as a
                                     result more than 5% of the total assets of the Fund
                                     would be invested in securities of such issuer provided,
                                     however, that the Fund may invest up to 25% of its total
                                     assets without regard to this restriction as permitted
                                     by applicable law.

                          CTMMF      THE FUND MAY NOT: purchase securities of any one issuer,
                                     other than obligations issued or guaranteed by the U.S.
                                     Government, its agencies, or instrumentalities, if,
                                     immediately after the purchase, more than 5% of the
                                     value of its total assets would be invested in such
                                     issuer (except that up to 25% of the value of the Fund's
                                     total assets may be invested without regard to the 5%
                                     limitation).  For purposes of this investment
                                     restriction, a security is considered to be issued by
                                     the government entity (or entities) whose assets and
                                     revenues back the security or, with respect to be
                                     private activity bond that is backed only by the assets
                                     and revenues of non-governmental user, by the
                                     non-governmental user.

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
2D.  AMENDMENT OF         USTMMF     THE FUND MAY NOT: purchase any securities that would         THE FUND MAY NOT: concentrate
RESTRICTIONS ON           DMMF       cause more than 25% of the value of the Fund's total         investments in a particular
CONCENTRATION OF          USGMMF     assets at the time of purchase to be invested in the         industry or group of industries,
INVESTMENT IN A                      securities of one or more issuers conducting their           as concentration is defined or
PARTICULAR INDUSTRY                  principal business activities in the same industry,          interpreted under the Investment
                                     provided that (a) there is no limitation with respect to     Company Act of 1940, or the rules
                                     obligations issued or guaranteed by the U.S. Government,     or regulations thereunder, as
                                     its agencies, or instrumentalities, domestic bank            such statute, rules or
                                     certificates of deposit or bankers' acceptances, and         regulations may be amended from
                                     repurchase agreements secured by bank instruments or         time to time, or by regulatory
                                     obligations of the U.S. Government, its agencies, or         guidance or interpretations of
                                     instrumentalities; (b) wholly owned finance companies        such Act, rules or regulations,
                                     will be considered to be in the industries of their          provided that there is no
                                     parents if their activities are primarily related to         limitation with respect to
                                     financing the activities of their parents; and (c)           domestic bank certificates of
                                     utilities will be divided according to their services        deposit or bankers' acceptances,
                                     (for example, gas, gas transmission, electric and gas,       and repurchase agreements secured
                                     electric and telephone will each be considered a             by such bank instruments.
                                     separate industry).

                          CTMMF      THE FUND MAY NOT: purchase any securities that would
                                     cause 25% or more of such Fund's total assets at the
                                     time of purchase to be invested in the securities of one
                                     or more issuers conducting their principal business
                                     activities in the same industry; provided that this
                                     limitation shall not apply to securities of the U.S.
                                     Government, its agencies or instrumentalities or
                                     Municipal Securities or governmental guarantees of
                                     Municipal Securities; and provided further, that for the
                                     purpose of this limitation, private activity bonds that
                                     are backed only by the assets and revenues of a
                                     non-governmental user shall not be deemed to be
                                     Municipal Securities.

                          BF         THE FUND MAY NOT: purchase any securities that would         THE FUND MAY NOT:  concentrate
                          CEF        cause more than 25% of such Fund's total assets at the       investments in a particular
                          LCGF       time of purchase to be invested in securities of one or      industry or group of industries,
                          LCVF       more issuers conducting their principal business             as concentration is defined or
                          SCVF       activities in the same industry, provided that (a) there     interpreted under the Investment
                          Bond       is no limitation with respect to obligations issued or       Company Act of 1940, or the rules
                                     guaranteed by the U.S. or foreign governments or their       or regulations thereunder, as
                                     agencies or instrumentalities and repurchase agreements      such statute, rules or
                                     secured by obligations of the U.S. Government or its         regulations may be amended from
                                     agencies or instrumentalities; (b) wholly owned finance      time to time, or by regulatory
                                     companies will be considered to be in the industries of      guidance or interpretations of
                                     their parents if their activities are primarily related      such Act, rules or regulations.
                                     to financing the activities of their parents; and (c)
                                     utilities will be divided according to their services
                                     (for example, gas, gas transmission, electric and gas,
                                     electric, and telephone will each be considered a
                                     separate industry).

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
                          CEF        THE FUND MAY NOT:  concentrate investments in a
                          SCGF       particular industry or group of industries, or within
                          SCVF       any one state (except that the limitation as to
                          VMF        investments in any one state or its political
                          CITBF      subdivision shall not apply to the California
                          NITBF      Intermediate Tax-Free Bond Fund), as concentration is
                                     defined under the Investment Company Act of 1940, or the
                                     rules or regulations thereunder, as such statute, rules
                                     or regulations may be amended from time to time.

                          CITBF      THE FUND MAY NOT: purchase any securities which would        Eliminate restriction.
                                     cause more than 25% of the total assets of the Fund to
                                     be invested in the securities of one or more issuers
                                     conducting their principal business activities in the
                                     same industry, provided that this limitation does not
                                     apply to investments in the obligations issued or
                                     guaranteed by the U.S. Government or its agencies and
                                     instrumentalities and repurchase agreements involving
                                     such securities, and provided further, that utilities as
                                     a group will not be considered to be one industry, and
                                     wholly-owned subsidiaries organized to finance the
                                     operations of their parent companies will be considered
                                     to be in the same industries as their parent companies.

2E.  AMENDMENT OF THE     LCVF       To seek total return on investments, with dividend           To seek long-term capital
FUNDAMENTAL INVESTMENT               income as an important component of  that return.  A         appreciation.
OBJECTIVE OF THE LARGE               secondary goal is a low level of price volatility.
CAP VALUE FUND

2F.  RECLASSIFICATION     USTMMF     THE FUND MAY NOT: purchase securities other than             Make restriction non-fundamental.
OF RESTRICTIONS ON                   short-term obligations issued or guaranteed as to
INVESTMENTS OF THE 100%              payment of principal and interest by the full faith and
U.S. TREASURY MONEY                  credit of the U.S. Treasury.
MARKET FUND

2G.  RECLASSIFICATION     USGMMF     THE FUND MAY NOT: purchase securities other than U.S.        Non-fundamental policy:
OF RESTRICTIONS ON                   Treasury bills, notes, and other obligations issued or
INVESTMENTS OF THE U.S.              guaranteed by the U.S. Government, its agencies, or          Under normal circumstances, the
GOVERNMENT MONEY MARKET              instrumentalities (such as obligations issued by the         Fund will invest at least 80% of
FUND                                 Government National Mortgage Association and the             its net assets plus borrowings in
                                     Export-Import Bank of the United States) some of which       U.S. Treasury bills, notes and
                                     may be subject to repurchase agreements.                     other obligations issued or
                                                                                                  guaranteed by the U.S.
                                                                                                  Government, or its agencies and
                                                                                                  instrumentalities.

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
2H.  ELIMINATION OF       BF         THE FUND MAY NOT: invest in any issuer for purposes of       Eliminate restriction.
RESTRICTIONS ON           LCGF       exercising control or management.
INVESTING FOR PURPOSES    LCVF
OF EXERCISING CONTROL     Bond
OR MANAGEMENT             USTMMF
                          DMMF
                          USGMMF

                          CTMMF      THE FUND MAY NOT: purchase securities of companies for
                                     the purpose of exercising control or management.



2I.  ELIMINATION OF       BF         THE FUND MAY NOT: purchase or retain securities of any       Eliminate restriction.
RESTRICTIONS ON           LCGF       issuer if the officers or Trustees of HighMark Funds or
PURCHASING SECURITIES     LCVF       the officers or directors of its investment advisor
IN WHICH CERTAIN          Bond       owning beneficially more than one-half of 1% of the
AFFILIATED PERSONS ALSO   USTMMF     securities of such issuer together own beneficially more
INVEST                    DMMF       than 5% of such securities.
                          USGMMF

                                                                                                               PROPOSED
                            FUNDS                                                                        FUNDAMENTAL POLICY
       PROPOSAL           AFFECTED                  CURRENT FUNDAMENTAL POLICY                          (OR COURSE OF ACTION)
------------------------------------------------------------------------------------------------------------------------------------
2J. ELIMINATION OF        DMMF       THE FUND MAY NOT: write or purchase put or call options.     Eliminate restriction.
RESTRICTIONS ON           USGMMF
WRITING, BUYING OR        USTMMF
SELLING OPTIONS

                          CTMMF      THE FUND MAY NOT: write or sell puts, calls, straddles,
                                     SPREADS, or combinations thereof, except that the Fund
                                     may acquire puts with respect to Municipal Securities in
                                     its portfolio and sell the puts in conjunction with a
                                     sale of the underlying Municipal Securities.

                                     THE FUND MAY NOT: acquire a put, if, immediately after
                                     the acquisition, more than 5% of the total amortized
                                     cost value of the Fund's assets would be subject to puts
                                     from the same institution (except that (i) up to 25% of
                                     the value of the Fund's total assets may be subject to
                                     puts without regard to the 5% limitation and (ii) the 5%
                                     limitation is inapplicable to puts that, by their terms,
                                     would be readily exercisable in the event of a default
                                     in payment of principal or interest on the underlying
                                     securities).  In applying the above-described
                                     limitation, the Fund will aggregate securities subject
                                     to puts from any one institution with the Fund's
                                     investments, if any, in securities issued or guaranteed
                                     by that institution.  In addition, for the purpose of
                                     this investment restriction, a put will be considered to
                                     be from the party to whom the Fund will look for payment
                                     of the exercise price.

                                     THE FUND MAY NOT: acquire a put that, by its terms,
                                     would be readily exercisable in the event of a default
                                     in payment of principal and interest on the underlying
                                     security or securities if, immediately after the
                                     acquisition, the amortized cost value of the security or
                                     securities underlying the put, when aggregated with the
                                     amortized cost value of any other securities issued or
                                     guaranteed by the issuer of the put, would exceed 10% of
                                     the total amortized cost value of the Fund's assets.  In
                                     addition, for the purpose of this investment
                                     restriction, a put will be considered to be from the
                                     party to whom the Fund will look for payment of the
                                     exercise price.

2K.  ELIMINATION OF       DMMF       THE FUND MAY NOT: buy common stocks or voting                Eliminate restriction.
RESTRICTIONS ON BUYING    USGMMF     securities, or state, municipal or private activity
CERTAIN STOCKS AND        USTMMF     bonds.
BONDS

                                 HIGHMARK FUNDS

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS ON MARCH 5, 2004

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of the HighMark [_______________] Fund
("Special Meeting") to be held on March 5, 2004 at 1:00 p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints Danielle Gallagher and Donna Rafa, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

David Benkert
Thomas L. Braje
David A. Goldfarb
Joseph C. Jaeger
Michael L. Noel
Robert M. Whitler

_________ FOR ALL          _________ WITHHOLD ALL        ________ FOR ALL EXCEPT

To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

     (2A) Amendment and reclassification of restrictions on investment in commodities, oil, gas and mineral investments, and real estate

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2B) Amendment and reclassification of restrictions on borrowing and lending money, issuing senior securities, pledging, mortgaging or hypothecating assets, margin transactions, short sales, joint participation in securities trading accounts, and underwriting securities

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2C) Amendment of restrictions regarding diversification of investment

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2D) Amendment of restrictions on concentration of investment in a particular industry

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2E) Amendment of the fundamental investment objective of the Large Cap Value Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2F) Reclassification of restrictions on investments of the 100% U.S. Treasury Money Market Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2G) Reclassification of restrictions on investments of the U.S. Government Money Market Fund

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2H) Elimination of restrictions on investing for purposes of exercising control or management

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2I) Elimination of restrictions on purchasing securities in which certain affiliated persons also invest

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2J) Elimination of restrictions on writing, buying or selling options

     _______ FOR           _________ AGAINST             ________ ABSTAIN

     (2K) Elimination of restrictions on buying certain stocks and bonds

     _______ FOR           _________ AGAINST             ________ ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated February 6, 2004 and the Proxy Statement attached hereto:

                        ________________________________________________________
                        Signature(s) of Shareholder(s)

                        ________________________________________________________
                        Signature(s) of Shareholder(s)

                        Date: ______________________________ , 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***